SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

Date of Report (Date of earliest event reported): December 13, 2006

WATERBANK OF AMERICA (USA) INC.
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(Exact name of registrant as specified in its charter)

Utah	0-51075	20-0919460
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification Number)

Espirito Santo Plaza
1395 Brickell Avenue, Suite 1020
Miami, Florida 33131
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(Address of Principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (786) 597-5282
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registration under any of the following provisions (se General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 13, 2006, the Registrant entered into a letter of intent to acquire Aqua Maestro, Inc. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERBANK OF AMERICA (USA) INC.

Dated: December 19, 2006.	By:	/s/ JEAN-JEAN PELLETIER
Name: JEAN-JEAN PELLETIER
Title: Senior Vice President